SUPPLEMENT TO THE FIDELITY AGGRESSIVE MUNICIPAL FUND FEBRUARY 28, 1997
PROSPECTUS
   Effective the close of business on July 31, 1997, the fund's name changed to Spartan Aggressive Municipal Fund.
Effective August 1, 1997, the following information replaces similar information found in "Expenses" on page 4:
ANNUAL FUND OPERATING EXPENSES are paid out of the fund's assets. The fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. The fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see page 15).
The following figures are based on historical expenses, adjusted to reflect current fees, and are calculated as a percentage of average net assets.
Management fee                  0.35
(after reimbursement)           %

12b-1 fee                       None

Other expenses                  0.18
                                %

Total fund operating expenses   0.53
(after reimbursement)           %

EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that its operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses after the number of years indicated.
After 1 year     $  5

After 3 years    $ 17

After 5 years    $ 30

After 10 years   $ 66

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected costs or returns, all of which may vary.
FMR voluntarily agreed to implement a management fee reduction of 0.05%, effective March 1, 1997, and to reimburse the fund to the extent that total operating expenses exceed 0.55%, effective April 1, 1997. Effective August 1, 1997, FMR has agreed to reimburse the fund to the extent that total operating expenses exceed 0.53% of average net assets per year through December 31, 1999 (excluding interest, taxes, brokerage commissions and extraordinary expenses.) After December 31, 1999, the fund's total operating expenses could increase. If these agreements were not in effect, the management fee and total fund operating expenses would be 0.45% and 0.63%, respectively.
Effective April 15, 1997, the following information replaces the similar information found in "Charter" on page 8:
David Murphy is manager of Aggressive Municipal, which he has managed since April 1997. He also manages several other Fidelity funds. Mr. Murphy joined Fidelity as a portfolio manager in 1989.
The following changes became effective April 1, 1997.
The minimum investments have been changed to the following:
TO OPEN AN ACCOUNT  $10,000
TO ADD TO AN ACCOUNT  $1,000
Through regular investment plans $500
MINIMUM BALANCE $5,000
References to the minimums throughout the prospectus are changed to the above minimums.
The following information replaces similar information found in "Expenses" on page 4:
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of a fund. In addition, you may be charged an annual account maintenance fee if your balance falls below $2,500. See "Transaction Details," page 25, for an explanation of how and when these charges apply.
Maximum sales charge on purchases                                     None
and reinvested distributions

Deferred sales charge on redemptions                                  None

Redemption fee (as a % of amount redeemed on shares held less than    1.00
180 days)                                                             %

Exchange Fee                      None

Annual account maintenance fee    $12.0
(for accounts under $2,500)       0

In the Financial Highlights table on page 5, the line item "Total from investment operations" should be $.392 for the year ended December 31, 1996 instead of $(.392) as previously reported.